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                       SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 of 15(d) of the
                        Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)    February  25, 1997
                                                 ---------------------------

                             Fritz Companies, Inc.
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             (Exact name of registrant as specified in its charter)



          Delaware                    0-20548                    94-3083515
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(State or other jurisdiction     (Commission File               (IRS Employer
     of incorporation)                 Number)               Identification No.)



           706 Mission Street, San Francisco, California       94103
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             (Address of principal executive offices)        (Zip Code)



Registrant's telephone number, including area code    (415) 904-8360
                                                    -------------------


                                 Inapplicable
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          (Former name or former address if changed since last report)
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ITEM 5.     Other Events
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            Fritz Companies, Inc. has been notified by the Clerk of the Superior
            Court of the State of California City and County of San Francisco that on February 25, 1997, the Company's demurrer was granted without leave to amend in the case of Harvey Greenfield v. Fritz et al. Granting a demurrer without leave to amend effectively dismisses a lawsuit. Federal court cases remain pending.
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                                   SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                FRITZ COMPANIES, INC.



                                                By  /s/ Jan H. Raymond
                                                   -----------------------------
                                                           Jan H. Raymond
                                                       Senior Vice President
Dated:  March 3, 1997